EXHIBIT 99.1

Relevant portion of the slides presented by Jazz Pharmaceuticals plc at the J.P. Morgan Healthcare Conference in San Francisco, California on January 8, 2013:

2013

31st Annual J.P. Morgan Healthcare Conference

2013 Bruce Cozadd

Chairman and CEO

Jazz Pharmaceuticals

Passion innovation Excellence

Years

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

This presentation contains forward-looking statements, including, but not limited to, statements related to Jazz Pharmaceuticals’ estimated financial results and future growth potential, including expectations and estimates regarding 2012 total revenues and Xyrem® and Erwinaze® sales, other financial and operating results and financial guidance, strategy, plans, future product acquisitions, future clinical development and related timelines, and other statements that are not historical facts. These forward-looking statements are based on Jazz Pharmaceuticals’ current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with maintaining and increasing sales of and revenue from Xyrem, such as the potential introduction of generic competition and changed or increased regulatory restrictions on Xyrem, as well as similar risks related to effectively commercializing the company’s other marketed products, including Erwinaze and Prialt®; successfully integrating and growing Jazz Pharmaceuticals’ combined business operations after the Azur Pharma merger and EUSA Pharma acquisition, which may be more difficult, time-consuming or costly than expected, particularly in light of the company’s expanded international presence; obtaining appropriate pricing and reimbursement for the company’s products in an increasingly challenging environment; ongoing regulation and oversight by U.S. and foreign regulatory agencies; dependence on key customers and sole source suppliers; the company’s ability to protect intellectual property rights with respect to its products; the difficulty and uncertainty of pharmaceutical product development and the uncertainty of clinical development and regulatory approval; and potential restrictions on the company’s ability and flexibility to pursue future opportunities as a result of its substantial outstanding debt obligations; as well as risks related to future opportunities and plans and the uncertainty of expected financial performance and results; and those risks detailed from time to time under the caption “Risk Factors” and elsewhere in Jazz Pharmaceuticals’ Securities and Exchange Commission filings and reports (Commission File No. 001-33500), including in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2012. Jazz Pharmaceuticals undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations.

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Jazz pharmaceuticals

Non-GAAP Financial Measures

In this presentation, Jazz Pharmaceuticals plc uses the non-GAAP financial measures adjusted net income and adjusted earnings per share. Jazz Pharmaceuticals believes that these non-GAAP financial measures are helpful in understanding its past financial performance and estimated financial results, particularly in light of the effect of various acquisition and divestiture transactions effected by Jazz Pharmaceuticals during 2012. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable GAAP measures, and should be read in conjunction with Jazz Pharmaceuticals’ consolidated financial statements prepared in accordance with GAAP. Jazz Pharmaceuticals’ management regularly uses supplemental non-GAAP financial measures internally to understand, manage and evaluate its business and make operating decisions. Compensation of executives is based in part on the performance of Jazz Pharmaceuticals’ business based on these non-GAAP financial measures. In addition, Jazz Pharmaceuticals believes that the use of these non-GAAP financial measures enhances the ability of investors to compare its results from period to period. Adjusted net income and adjusted earnings per share, as used by Jazz Pharmaceuticals in this presentation, may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by Jazz Pharmaceuticals’ competitors and other companies. The adjusted net income and adjusted earnings per share measures used in this presentation represent GAAP income from continuing operations excluding revenue related to, as applicable, amortization of intangible assets, share-based compensation expense, purchase accounting inventory fair value step-up adjustments, transaction, integration and restructuring costs, change in fair value of contingent consideration, loss on extinguishment of debt, other non-cash items, and the income tax effects of these adjustments and acquisition restructuring activities. Reconciliations of the adjusted net income and adjusted earnings per share measures included in this presentation to their comparable GAAP measures are included at the end of this presentation.

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Jazz pharmaceuticals

Strong Revenue Growth, Increasingly Diversified


Total Revenues
(in millions)
Expect to Meet or Exceed Prior Guidance
$650
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$174
$272
$575-$585[1]
2010
2011
2012G


Pro Forma 2012 Worldwide Net Sales[2]
Distribution by Product
Prialt
Psychiatry
Erwinaze / Erwinase
Other
Xyrem

1. Based on guidance provided by Jazz Pharmaceuticals plc for continuing operations on and as of November 8, 2012. The company currently expects that, for the year ended December 31, 2012, reported total revenues will meet or exceed the guidance range provided on November 8, 2012. Jazz Pharmaceuticals has not finalized its financial results for the year ended December 31, 2012 and actual results may differ. Guidance includes EUSA Pharma contribution from June 12, 2012 and Azur Pharma contribution from January 18, 2012, and excludes the Women's Health business, which is now accounted for as discontinued operations.
2. Pro forma estimate based on the expected combined revenues of Jazz Pharmaceuticals, Azur Pharma and EUSA Pharma as if the EUSA Pharma acquisition and the Azur Pharma merger had each been completed on January 1, 2012 (excluding the Women's Health business, which is now accounted for as discontinued operations).

5

Jazz Pharmaceuticals

Strong Track Record of EPS Growth 6

1. Guidance for continuing operations provided by Jazz Pharmaceuticals plc on and as of November 8, 2012. Jazz Pharmaceuticals is not confirming or updating that guidance. Jazz Pharmaceuticals has not finalized its financial results for the year ended December 31, 2012, and actual results may differ. Guidance includes EUSA Pharma contribution from June 12, 2012 and Azur Pharma from January 18, 2018, and excludes the results of the Women’s Health business, which is now accounted for as discontinued operations. Reconciliations of GAAP income from continuing operations per share to adjusted earnings per share can be found at the end of this presentation.

2. Guidance for GAAP income from continuing operations is impacted by various acquisition-related expenses, which include transaction, integration and restructuring expenses, as well as certain non-cash expenses.

2009 $(0.05) 2010

$1.55 $3.52

2011

2012G

Adjusted Earnings Per Share $4.65-$4.751

$0 $0.50 $1.00 $1.50 $2.00

$3.50 $4.00 $2.50 $3.00 $4.50

$5.00 $5.50

$0.83

$(0.23)

$(0.50) 2009 2010 2011 2012G $2.67 $2.34- $2.491,2

GAAP Income from Continuing Operations Per Share $0 $0.50 $1.00 $1.50

$2.00 $3.50

$4.00

$2.50

$3.00 $4.50 $5.00 $5.50

Jazz pharmaceuticals

Sustained Earnings Growth – Continuing Operations 7 $0 $50 $25 $75 $100 Adjusted Net Income1 (in millions; unaudited)

GAAP Income from Continuing Operations1

(in millions; unaudited)

1. GAAP income from continuing operations and adjusted net income for the first three quarters of 2012 include EUSA Pharma contribution from June 12, 2012 and Azur Pharma contribution from January 18, 2012, and exclude the results of the Women’s Health business, which is now accounted for as discontinued operations. Reconciliations of GAAP income from continuing operations to adjusted net income can be found at the end of this presentation.

3Q12

2Q12

1Q12 $52 $66 $79 3Q12 2Q12 1Q12

$30 $31 $34 $0 $50

$25 $75

$100

YTD 2012 = $95M

YTD 2012 = $196M

Jazz pharmaceuticals

Xyrem—Strong Sales Growth 2012 Xyrem Net Sales Guidance: $375—$380M1 Net Sales (millions) $0 $25 $50 $75 $100 $150

1. Based on guidance provided by Jazz Pharmaceuticals plc on and as of November 8, 2012. The company currently expects that, for the year ended December 31, 2012, reported Xyrem net sales will meet the guidance range provided on November 8, 2012. Jazz Pharmaceuticals has not finalized its financial results for the quarter and year ended December 31, 2012 and actual results may differ.

1Q12 2Q12

3Q12 4Q12G

$73 $89 $103 11 10% 11% 9%

Volume Growth (YOY%) 13% Expect to Meet Prior Guidance $110-115

Erwinaze

asparaginase

Erwinaze/Erwinase – A New Revenue Source 2012 Pro Forma Erwinaze/se Net Sales Estimate: $125 – 129M1 Partial Year Guidance: $65—$69M1 (In millions, unaudited) $0 $10 $20 $30 $40

Erwinia Chrysantemi

$50

1. Pro forma net sales estimate of Erwinaze/Erwinase for 2012 is based on pro forma Erwinaze/Erwinase net sales of $59.8 million from historic EUSA Pharma from January 1, 2012 through June 12, 2012, the closing date of the EUSA Pharma acquisition, and Erwinaze/Erwinase net sales guidance of $65-69 million for 2012 provided by Jazz Pharmaceuticals plc on and as of November 8, 2012. The Company currently expects that, for the year ended December 31, 2012, reported Erwinaze net sales will exceed the top end of the guidance range provided on November 8, 2012. Jazz Pharmaceuticals has not finalized its financial results for the year ended December 31, 2012 and actual results may differ.

2. Pro forma 2012 net sales of Erwinaze/Erwinase from historic EUSA Pharma from January 1, 2012 through June 12, 2012, the closing date of the EUSA Pharma acquisition, were $60 million.

3. Jazz Pharmaceuticals plc reported actual net sales of Erwinaze/Erwinaze sales of $6 million from June 13, 2012 through June 30, 2012.

1Q12 2Q12 3Q12

4Q12G $332 $332,3 $32

$27-31 18 Expect to Exceed Prior Guidance Pro forma net sales from historic EUSA Pharma Actual net sales reported by Jazz Pharmaceuticals

Jazz pharmaceuticals

Reconciliation of GAAP Net Income and EPS to Adjusted Net Income and EPS in 2009-2011 Financial Results 32 (In millions, except per share amounts) GAAP net income/(loss) Add: Intangible asset amortization Stock-based compensation expense Transaction related costs Non-cash interest expense Loss on extinguishment of debt Deduct: Contract revenues GAAP net income/(loss) per diluted share (EPS) Adjusted net income/(loss) per diluted share (EPS) Shares used in computing GAAP and adjusted net income /(loss) per diluted share amounts Adjusted net income / (loss) 2011 (1) $125 7 21 11 $165 $2.67 $3.52 47—1 2010 (1) $33 8 8—$61 $0.83 $1.55 39 2 12 Luvox CR revenue recognition timing change (1)—2009 (11) $(7) 8 6—$(2) $(0.23) $(0.05) 30 3—-

Jazz pharmaceuticals

Reconciliation of GAAP Income from Continuing Operations to Adjusted Net Income in 2012 Financial Guidance 33 2012G1 (In millions, except per share amounts) GAAP income from continuing operations Intangible asset amortization Share-based compensation expense Purchase accounting inventory fair value step-up Transaction, integration and restructuring costs Change in fair value of contingent consideration Other non-cash expense Income tax adjustments GAAP income from continuing operations per diluted share Adjusted net income per diluted share Shares used in computing per diluted share amounts Adjusted net income 5—6 $140—$151 63 23—24 17—18 $280—$286 $2.34—$2.49 $4.65—$4.75 60 22—24 2 3

1. Guidance provided by Jazz Pharmaceuticals plc on and as of November 8, 2012. Jazz Pharmaceuticals is not confirming or updating that guidance. Jazz Pharmaceuticals has not finalized its financial results for the year ended December 31, 2012 and actual results may differ.

Adjustments:

Reconciliation of GAAP Income from Continuing Operations to Adjusted Net Income in 1Q12-3Q12 34 (In millions; unaudited) GAAP income from continuing operations Adjustments: Intangible asset amortization Share-based compensation expense Purchase accounting inventory fair value step up Transaction, integration and restructuring costs Change in fair value of contingent consideration Other non-cash expense Income tax adjustments Adjusted net income 3Q12 $34 20 6 10 3 1 1 3 $79 2Q12 $31 13 5 3 11—- 3 $66 1Q12 $30 11 3 1 6—— $52

Jazz pharmaceuticals

Relevant portion of the transcript of the oral presentation by Jazz Pharmaceuticals plc at the J.P. Morgan Healthcare Conference in San Francisco, California on January 8, 2013 accompanying the above slides:

Bruce C. Cozadd, Chairman & CEO, Jazz Pharmaceuticals plc

. . .

I will start by reminding you that the good news is I’ll make forward-looking statements, but you should all know that future results depend on a number of things that are subject to risk factors, which, of course, are detailed in our SEC filings, which I would encourage all of you to read.

I’ll also refer to some non-GAAP financial measures during this presentation. We find those particularly helpful for management and we think for investors to evaluate our performance. Of course, we do provide a full reconciliation of GAAP to non-GAAP results in an appendix to this presentation, which is available on our website.

. . .

Starting with the top-line, you can see the good growth we’ve shown in total revenues on the left-hand side of this slide, and I’m pleased to announce today that we do expect that our full year total revenues will meet or exceed our prior guidance of $575 million to $585 million. This implies a fourth quarter revenues run rate of nearly $800 million.

. . .

On the right-hand side, you can see our adjusted EPS, including our guidance issues [sic] in November of $4.65 to $4.75 a share.

If we look at those same numbers on a quarterly basis during 2012, you can see the nice progression in adjusted net income on the right-hand side of this slide. And if I subtract the year-to-date nine-month results of $196 million from our November full-year guidance, you’d see that our expected fourth quarter adjusted net income was approaching $100 million. In fact, this should give us at year-end 2012 approximately $400 million in cash.

. . .

Xyrem has been performing very well. We gave guidance in November of $375 million to $380 million in 2012 sales. We do expect to meet that guidance.

And as you can see on the bottom of this slide, I’m very pleased to report that our fourth-quarter-over-fourth-quarter volume growth was 13%, a very strong quarter. That brings year-over-year total volume growth for Xyrem to 11%.

. . .

When we announced the EUSA acquisition in April of last year, we forecast full-year Erwinaze sales would be in the range of $115 million to $125 million. On our second quarter call in August, we updated that guidance to $125 million to $129 million, and I’m pleased to say today that we expect our results will exceed our prior guidance. In fact, in the fourth quarter we saw a record number of US vials shipped and strong international performance, which combined will give us a record revenue quarter for Erwinaze.